UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2023

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street
New York, New York 10055
(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 15, 2023.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	34,235,968
	Against	1,138,734
	Abstain	16,724
	Broker non-votes	2,774,557

Richard I. Beattie	For	34,881,160
	Against	493,544
	Abstain	16,722
	Broker non-votes	2,774,557

Pamela G. Carlton	For	34,312,843
	Against	1,061,333
	Abstain	17,250
	Broker non-votes	2,774,557

Ellen V. Futter	For	34,378,541
	Against	995,633
	Abstain	17,252
	Broker non-votes	2,774,557

Gail B. Harris	For	33,544,415
	Against	1,829,817
	Abstain	17,194
	Broker non-votes	2,774,557

Robert B. Millard	For	33,520,334
	Against	1,831,717
	Abstain	39,375
	Broker non-votes	2,774,557

Willard J. Overlock, Jr.	For	34,675,658
	Against	698,391
	Abstain	17,377
	Broker non-votes	2,774,557

Sir Simon M. Robertson	For	34,108,781
	Against	1,265,241
	Abstain	17,404
	Broker non-votes	2,774,557

John S. Weinberg	For	34,199,560
	Against	1,174,847
	Abstain	17,019
	Broker non-votes	2,774,557

William J. Wheeler	For	34,536,372
	Against	838,187
	Abstain	16,867
	Broker non-votes	2,774,557

Sarah K. Williamson	For	34,700,279
	Against	671,682
	Abstain	19,465
	Broker non-votes	2,774,557

2. The non-binding, advisory vote to approve executive compensation of Evercore’s named executive officers (“say-on-pay”) was approved based upon the following final tabulation of votes:

For	32,414,713
Against	2,926,084
Abstain	50,629
Broker non-votes	2,774,557

3. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2023 was ratified, based upon the following final tabulation of votes:

For	37,653,494
Against	491,480
Abstain	21,009
Broker non-votes	N/A

(c) Not applicable.

(d) Not applicable.

Item 9.01 Submission of Matters to a Vote of Security Holders.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data is formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 20, 2023